UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): September 25, 2003



                         GREENE COUNTY BANCSHARES, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


          Tennessee                      0-14289               62-1222567
          ---------                      -------               ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)                File Number)       Identification No.)

            100 North Main Street, Greeneville, Tennessee 37743-4992
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (423) 639-5111
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)



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Item 5.       Other Events

         On September 25, 2003, Greene County Bancshares, Inc. (the "Company") announced that it had completed a $10,000,000 trust preferred securities offering, as part of a privately placed pool. The Company intends to use the proceeds of the offering to support its pending merger with Independent Bankshares Corporation. Further information is set forth in the attached press release contained in Exhibit 99.1 hereto.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c) Exhibits.

                      99.1     Press Release dated September 25, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GREENE COUNTY BANCSHARES, INC.


Date:  October 1, 2003        By:  /s/           R. Stan Puckett
                                   ---------------------------------------------
                                                 R. Stan Puckett
                                                 Chairman of the Board and
                                                 Chief Executive Officer
                                                (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number        Description of Exhibit(s)
-------       -------------------------

    99.1      Copy of press release issued by the Company on September 25, 2003.